Exhibit 10.7

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SERIES D WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

KEYUAN PETROCHEMICALS, INC.

Expires September 28, 2013

No.: ____
Number of Shares: [__________]
Date of Issuance: September 28, 2010

FOR VALUE RECEIVED, the undersigned, Keyuan Petrochemicals, Inc., a Nevada corporation (together with its successors and assigns, the “Issuer” or the “Company”), hereby certifies that [                  ] or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to [__________________________] ([_______]) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

1.           Term. The term of this Warrant shall commence on September [ ], 2010 and shall expire at 6:00 p.m., Eastern Time, on September 28, 2013 (such period being the “Term”).

2.	Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)           Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

(b)           Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by delivery to the Issuer (or such other office or agency of the Issuer as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Issuers) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (“Notice of Exercise Form”); and, within three (3) Trading Days of the date said Notice of Exercise Form is delivered to the Issuer, the Issuer shall have received payment of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock and the Common Stock underlying the preferred stock issued pursuant to the Purchase Agreement is not then in effect as required under the Registration Rights Agreement (as defined below), or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant, or an indemnification reasonably acceptable to the Issuer undertaking with respect to such Warrant in the case of its loss, theft or destruction, to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise Form is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  Subject to all rights of the Holder herein, the Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice and such objection shall contain the reason for such objection along with documentation supporting the Company’s reason for objecting.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

(c)           Cashless Exercise. Notwithstanding any provision herein to the contrary, but subject to Section 2(b)(ii) hereof, and commencing twelve (12) months following the Original Issue Date, if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise (“Cashless Exercise”) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise, in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)
             B

Where	X =	the number of shares of Common Stock to be issued to the Holder.

Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A =	the Warrant Price.

B =           the Per Share Market Value of one share of Common Stock.

If at any time after the effective date of the registration statement, there is not an effective registration statement covering the resale of the shares underlying the Warrant, the Holder may exercise this Warrant by Cashless Exercise; provided, however, that the Holder may not exercise this Warrant by Cashless Exercise if at any time the registration statement is not effective for any of the reasons set forth in Section 3(n) of the Registration Rights Agreement (as defined in the Purchase Agreement).

(d)           Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder’s Prime Broker as specified in the Holder’s exercise form within a reasonable time, not exceeding five (5) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect or that the shares of Warrant Stock are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding five (5) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale in reliance upon an effective Registration Statement or other exemption from registration by which the shares may be issued without a restrictive legend and the Issuer and its transfer agent are participating in DTC through the DWAC system.

(e)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the second business day following the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

(f)           Transferability of Warrant. Subject to Section 2(h) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder upon surrender of this Warrant at the principal office of the Issuer or is designated agent, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(g)           Continuing Rights of Holder. The Issuer shall, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(h)           Compliance with Securities Laws.

(i)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii)           Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii)           The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above, if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and demonstrating that the following conditions are satisfied. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become and remains effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144(i) under the Securities Act, and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer shall respond to any such notice from a holder within five (5) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer shall use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder or Holder’s Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

(i)           Accredited Investor Status. At the time of the exercise of this Warrant, the Holder (1) shall be an “accredited investor” as defined in Regulation D under the Securities Act, (2) exempt from registration pursuant to Regulation S, or (3) shall exercise this Warrant by means of a Cashless Exercise as provided for in Section 2(c), subject to any applicable restrictions.

3.           Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as set forth in this Section 3. The Issuer shall give the Holder written notice of any event described below which requires an adjustment pursuant to this Section 3 in accordance with the notice provisions set forth in Section 12.

(a)           Adjustments for Stock Splits, Combinations, Certain Dividends and Distributions.  If the Issuer shall, at any time or from time to time after the Original Issue Date, effect a split of the outstanding Common Stock (or any other subdivision of its shares of Common Stock into a larger number of shares of Common Stock), combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, in each event (i) the number of shares of Common Stock for which this Warrant shall be exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(b)           Adjustment for Other Dividends and Distributions. If the Issuer shall, at any time or from time to time after the Original Issue Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in (i) cash, (ii) any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock; or (iii) any warrants or other rights to subscribe for or purchase any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock, then, and in each event, (A) the number of shares of Common Stock for which this Warrant shall be exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (1) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (2) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (B) the Warrant Price then in effect shall be adjusted to equal (1) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

(c)           Adjustments for Reclassification, Exchange or Substitution. If the Common Stock for which this Warrant is exercisable at any time or from time to time after the Original Issue Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section 3(a), Section 3(b), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3(d)), then, and in each event, an appropriate revision to the Warrant Price shall be made and provisions shall be made (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(d)           Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Original Issue Date there shall be (i) a capital reorganization of the Issuer (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3(a), and Section 3(b), or a reclassification, exchange or substitution of shares provided for in Section 3(c)), or (ii) a merger or consolidation of the Issuer with or into another corporation where the holders of the Issuer’s outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or (iii) the sale of all or substantially all of the Issuer’s properties or assets to any other person (an “Organic Change”), then, as a part of such Organic Change an appropriate revision to the Warrant Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities or property of the Issuer or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(d) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3(d) (including any adjustment in the Warrant Price then in effect and the number of shares of stock or other securities deliverable upon exercise of this Warrant) shall be applied after that event in as nearly an equivalent manner as may be practicable.  In any such case, the resulting or surviving corporation (if not the Issuer) shall expressly assume the obligations to deliver, upon the exercise of this Warrant, such securities or property as the Holder shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the rights of the Holder as provided above.

 (e)           Record Date. In case the Issuer shall take record of the holders of its Common Stock or any other preferred stock for the purpose of entitling them to subscribe for or purchase Common Stock or securities convertible into or exchangeable for, directly or indirectly, Common Stock, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

 (f)           No Impairment. The Issuer shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect against impairment the right of the Holder to exercise this Warrant. In the event the Holder shall elect to exercise this Warrant, in whole or in part, as provided herein, the Issuer cannot refuse exercise based on any claim that the Holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless (i) the Issuer receives an order from the Securities and Exchange Commission prohibiting such exercise or (ii) an injunction from a court, on notice, restraining and/or adjoining exercise of this Warrant.

(g)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Warrant Price or number of shares of Common Stock for which this Warrant is exercisable pursuant to this Section 3, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Issuer shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the Warrant Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the exercise of this Warrant. Notwithstanding the foregoing, the Issuer shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount; if the Issuer so postpones delivering a certificate, such prior adjustment shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in an adjustment of one percent or more.

(h)           Issue Taxes. The Issuer shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Issuer shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(i)           Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Holder shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

(j)           Reservation of Common Stock. The Issuer shall, during the period within which this Warrant may be exercised, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of Common Stock equal to at least one hundred ten percent (110%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

(k)           Retirement of this Warrant. Exercise of this Warrant shall be deemed to have been effected on the date of exercise hereof. Upon exercise of this Warrant only in part, the Issuer shall issue and deliver to the Holder, at the expense of the Issuer, a new Warrant covering the unexercised balance of the Warrant Stocks.

(l)           Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Issuer shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

4.           No Preemptive Rights. The Holder shall not be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board in its absolute discretion may deem advisable.

5.           Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may the Holder exercise this Warrant, in whole or in part, if: (i) the Company has not obtained Shareholder Approval (as defined in the Purchase Agreement dated of even date herewith); or (ii) the number of shares of Common Stock to be issued pursuant to such exercise would cause the number of shares of Common Stock beneficially owned by the Holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by the Holder and its affiliates at such time, result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Issuer with sixty-one (61) days notice (pursuant to Section 11 hereof) (the “Waiver Notice”) that the Holder would like to waive Section 5 of this Warrant with regard to any or all shares of Common Stock for which this Warrant is exercisable, this Section 5 shall be of no force or effect with regard to those shares referenced in the Waiver Notice.

6.           Registration Rights.  The Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant, pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Issuer and Persons listed on Schedule I thereto (the “Registration Rights Agreement”) and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

7.           Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Articles of Incorporation” means the Articles of Incorporation of the Issuer, as amended, as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Original Issue Date” means September 28, 2010.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the last closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or any registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or by Pink OTC Markets Inc. or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or by Pink OTC Markets Inc. (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board.

“Purchase Agreement” means the Securities Purchase Agreement dated as of September 28, 2010, among the Issuer and the Purchasers.

“Purchasers” means the purchasers of the Series B Preferred Stock and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended.

“Series B Preferred Stock” means shares of the Company’s Series B Convertible Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or any registered national stock exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or any registered national stock exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by Pink OTC Markets Inc. (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“Warrants” means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant and the Series D Warrants (as defined in the Purchase Agreement), and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(d), 2(e) or 2(f) hereof or of any of such other Warrants.

“Warrant Price” initially means $5.25, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 3 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of a Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

8.           Other Notices. In case at any time:

(i) the Issuer shall make any distributions to the holders of Common Stock; or

(ii) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(iii) there shall be any reclassification of the Capital Stock of the Issuer; or

(iv) there shall be any capital reorganization by the Issuer; or

(v) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(vi) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

9.           Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by (a) the Issuer and (b) the Holders of a majority of the Warrants then outstanding; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

10.           Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 10 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

11.           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Issuer. The Issuer shall give written notice to the Holder at least twenty (20) calendar days prior to the date on which the Issuer closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Issuer shall also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public. The addresses for such communications shall be:

If to the Issuer:                                     Keyuan Petrochemicals, Inc.
c/o Keyuan Plastics Co., Ltd.
Qingshi Industrial Park
Ninbo Economic & Technological Development Zone
Ningbo, Zhejiang Province, P.R. China 315803
Attention: Chief Executive Officer
Telephone No.: (86) 574-8623-2955
Facsimile No.: (86) 574-8623-2616

with copies (which copies shall not constitute notice) to:
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, NJ 08817
Attn: Gregg E. Jaclin, Esq.
Tel. No: 732.409.1212
Fax No: 732.577.1188

If to any Holder:	At the address of such Holder set forth on Exhibit A to this Agreement, with copies to Holder’s counsel as set forth on Exhibit A or as specified in writing by such Holder

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

12.           Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to Section 13 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

13.           Lost or Stolen Warrant. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver new Warrant of like tenor and date; provided, however, that the Company shall not be obligated to re-issue warrant(s) if the Holder contemporaneously exercise this Warrant to purchase shares of Common Stock.

14.           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

15.           Specific Shall Not Limit General; Construction. No specific provision contained in this Warrant shall limit or modify any more general provision contained herein. This Warrant shall be deemed to be jointly drafted by the Company and all initial purchasers of the Warrant and shall not be construed against any person as the drafter hereof.

16.           Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

17.           Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

18.           Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Issuer has executed this Series D Warrant as of the day and year first above written.

KEYUAN PETROCHEMICALS, INC.

By:	/s/
Name: Chunfeng Tao
Title: Chief Executive Officer

EXERCISE FORM
SERIES D WARRANT

KEYUAN PETROCHEMICALS, INC.

The undersigned _______________, pursuant to the provisions of the accompanying Series D Warrant, hereby elects to purchase _____ shares of Common Stock (the “Warrant Shares”) of Keyuan Petrochemicals, Inc. covered by the accompanying Series D Warrant.

Dated: _________________                                                                Signature                      ___________________________

                                      Address                      _____________________
                                           _____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.☐ Yes☐ No

The undersigned is a not a U.S. person and certifies that the warrant is not being exercised on behalf of a U.S. person.☐ Yes☐ No

The undersigned intends that payment of the Warrant Price shall be made as (check one):

                                Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

X = Y - (A)(Y)
                                     B

Where:

The number of shares of Common Stock to be issued to the Holder is (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised is (“Y”).

The Warrant Price is (“A”).

The Per Share Market Value of one share of Common Stock is (“B”).

The certificate(s) representing the Warrant Shares shall be delivered by

(a)	certified mail to the above address, or
(b)	certified mail to the prime broker of the Holder at

Name:
Address:
Attention:
Tel. No.:
(c)	electronically (DWAC Instructions: ____________________), or
(d)	other (specify) _____________________________________

If the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: _________________

Note:  The signature must correspond with
the name of the Holder as written
on the first page of the Warrant in every
particular, without alteration or enlargement
or any change whatever, unless the Warrant
has been assigned.
Signature:

Name (please print):

Address:

Email:

Federal Identification or SSN.

Assignee:

Signature:

Name (please print):

Address:

Email:

Federal Identification or SSN.

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the accompanying Series D Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer said Series D Warrant on the books of the corporation named therein.

Dated: _________________                            Signature                    ___________________________

Address                      _____________________
     _____________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the accompanying Series D Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of said Series D Warrant on the books of the corporation named therein.

Dated: _________________                             Signature                   ___________________________

Address                      _____________________
     _____________________

FOR USE BY THE ISSUER ONLY:

This Warrant No. ________ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. ________ issued for ____ shares of Common Stock in the name of _______________.

EXHIBIT A

Holder’s Name	Holder’s Address	Name and Address of Holder’s Counsel